Exhibit 99.1

WEX Inc. Announces Plans for Potential Maturity Extension

PORTLAND, Maine--(BUSINESS WIRE)--May 7, 2019--WEX Inc. (NYSE: WEX), a leading provider of corporate payment solutions (the “Company”), today announced that it is providing certain prospective lenders information for purposes of considering potential amendments to its credit facility, including extending the maturity date of the tranche B term loans by three (3) years and making certain changes to the negative covenants and related definitions, including the investment and indebtedness covenants, and the sublimits applicable to subsidiary borrowers (collectively, the “Potential Amendment and Extension”). There can be no assurance that the Company will be able to complete any such transaction, which would be subject to market and other customary conditions.

About WEX Inc.

Powered by the belief that complex payment systems can be made simple, WEX (NYSE: WEX) is a leading financial technology service provider across a wide spectrum of sectors, including fleet, travel and healthcare. WEX operates in more than 10 countries and in more than 20 currencies through more than 4,800 associates around the world. WEX fleet cards offer 13.1 million vehicles exceptional payment security and control; purchase volume in its travel and corporate solutions grew to $34.7 billion in 2018; and the WEX Health financial technology platform helps 343,000 employers and more than 28 million consumers better manage healthcare expenses. For more information, visit www.wexinc.com.

Safe Harbor Statement

This press release contains forward-looking statements, including statements regarding: financial guidance; assumptions underlying the Company's financial guidance; future growth opportunities and expectations; and, market expansion. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this press release, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. There can be no assurance that the Company will be able to complete the Potential Amendment and Extension. The Company cannot guarantee that it will actually achieve the financial results, plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in such forward-looking statements. Such risks and uncertainties include or relate to, among other things: the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the failure to successfully integrate the Company's acquisitions; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company's ability to successfully acquire, integrate, operate and expand commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of the Company's third-party service providers and any resulting negative impact on the Company's reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key commercial agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company's information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the impact of the material weaknesses disclosed in Item 9A of the Company's annual report on Form 10-K for the year ended December 31, 2018 and the effects of the Company's investigation and remediation efforts in connection with certain immaterial errors in the financial statements of our Brazilian subsidiary; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the incurrence of impairment charges if our assessment of the fair value of certain of our reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2018, filed on Form 10-K with the Securities and Exchange Commission on March 18, 2019. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this press release and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

CONTACT:
News media:
WEX Inc.
Jessica Roy, 207-523-6763
Jessica.Roy@wexinc.com
or
Investors:
WEX Inc.
Steve Elder, 207-523-7769
Steve.Elder@wexinc.com